UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2016

Nexeo Solutions Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

(281) 297-0700
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 21, 2016, Nexeo Solutions Holdings, LLC (“Nexeo Solutions”), issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), by and among WL Ross Holding Corp. (“WL Ross”), Neon Acquisition Company LLC, a wholly-owned subsidiary of WL Ross (“Blocker Merger Sub”), Neon Holding Company LLC, a wholly-owned subsidiary of Blocker Merger Sub, Nexeo Solutions, TPG Accolade Delaware, LP, and Nexeo Holdco, LLC, a wholly-owned subsidiary of Nexeo Solutions, pursuant to which Nexeo Solutions agreed to be acquired by WL Ross. The press release attached as Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Attached as Exhibit 99.2 to this Current Report is a copy of the press release issued on March 21, 2016 by WL Ross announcing the execution of the Merger Agreement. The press release attached as Exhibit 99.2 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.3 to this Current Report and incorporated into this Item 7.01 by reference is the investor presentation that will be used by WL Ross, in making presentations to certain of its stockholders and other persons with respect to the transactions contemplated by the Merger Agreement. The investor presentation attached as Exhibit 99.3 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed mergers; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and WL Ross’ and Nexeo Solutions’ estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against WL Ross, Nexeo Solutions, or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of WL Ross to meet NASDAQ listing standards following the mergers and in connection with the consummation thereof; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of WL Ross or other conditions to closing in the Merger Agreement; the failure to obtain the necessary financing arrangements set forth in the debt commitment letters delivered pursuant to the Merger Agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed mergers and the impact of the substantial indebtedness to be incurred to finance the consummation of the mergers; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with suppliers and adequate supply of products and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, competitive factors, weather and/or commodity prices; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by WL Ross and Nexeo Solutions.

Additional information concerning these and other factors that may impact our expectations and projections can be found in WL Ross’ periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, in Nexeo Solutions’ periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2015, and in the proxy statement to be filed by WL Ross with the SEC when available. Our SEC filings are available publicly on the SEC’s website at www.sec.gov. WL Ross and Nexeo Solutions disclaim any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

In connection with the proposed mergers, WL Ross will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of WL Ross are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with WL Ross’ solicitation of proxies for its stockholders’ meeting to be held to approve the mergers because the proxy statement will contain important information about the mergers and the parties to the mergers. The definitive proxy statement will be mailed to stockholders of WL Ross as of a record date to be established for voting on the mergers. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: WL Ross Holding Corp., c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, 25th Floor, New York, New York 10036, e-mail: WLRHolding@wlross.com, Attn: Tony Reina (Legal Department).

Participants in Solicitation

WL Ross, Nexeo Solutions, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of WL Ross stockholders in connection with the proposed mergers. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in WL Ross of directors and officers of WL Ross in WL Ross’ proxy statement for its 2015 annual meeting, which was filed with the SEC on January 14, 2016. More detailed information regarding the names, affiliations and interests of certain of Nexeo Solutions’ directors and officers is contained in its annual report on Form 10-K, which was filed with the SEC on December 7, 2015.  Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to WL Ross’ stockholders in connection with the proposed mergers will be set forth in the proxy statement for the proposed mergers when available. Information concerning the interests of WL Ross’ and Nexeo Solutions’ participants in the solicitation, which may, in some cases, be different than those of WL Ross’ and Nexeo Solutions’ stockholders generally, will be set forth in the proxy statement relating to the mergers when it becomes available.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibits
99.1	Press Release of Nexeo Solutions, dated March 21, 2016
99.2	Press Release of WL Ross, dated March 21, 2016
99.3	Investor Presentation, dated March 21, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexeo Solutions Holdings, LLC

Date: March 21, 2016	By:	/s/ Michael B. Farnell, Jr.
	Name:	Michael B. Farnell, Jr.
	Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release of Nexeo Solutions, dated March 21, 2016
99.2	Press Release of WL Ross, dated March 21, 2016
99.3	Investor Presentation, dated March 21, 2016